[QUARLES & BRADY LETTERHEAD]

                                        March 16, 1998

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington DC 20549

     Re: PRINCIPAL PRESERVATION PORTFOLIOS, INC. (THE "REGISTRANT") 1933 ACT REG. NO. 33-12; 1940 ACT FILE NO. 811-4401
          CIK #0007775689

          RULE 497(E) SUPPLEMENT DATED MARCH 16, 1998 TO PROSPECTUS DATED MARCH 9, 1998

Ladies and Gentlemen:

     Enclosed for filing pursuant to Rule 497(e) is an electronically-formatted copy of a Prospectus Supplement dated March 16, 1998 (the "Supplement") to the above-named Registrant's current Prospectus, dated March 9, 1997 (the "Current Prospectus"). The current Prospectus was included in Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A, which was filed on March 6, 1998 and automatically became effective on March 9, 1998 pursuant to Rule 485(b).

     The Supplement notifies prospective investors and existing shareholders of the following:

          1. A proposal to make the fundamental investment restrictions of each of the Registrant's Portfolios non-fundamental;

          2.   The pending change in the Registrant's custodial arrangements;

          3. Pending changes in the investment program of the Registrant's Dividend Achievers Portfolio; and
          4. A pending change in the portfolio managers for the Registrant's Dividend Achievers Portfolio.

     The Supplement is accompanied by a electronically-formatted copy of a cross-reference sheet. It has been revised as compared to the cross-reference sheet included in Post-Effective Amendment No. 40 to the Registrant's Registration Statement, so as to reference the information in the Supplement relevant to disclosures included in the Current Prospectus.

     Please call me at (414) 277-5309 if you have any questions regarding this filing.

                                   Very truly yours,

                                   QUARLES & BRADY

                                   /s/ Fredrick G. Lautz

                                   Fredrick G. Lautz

291:lrs
Enclosures
760314.40007

cc (w/enc):    Mr. Robert J. Tuszynski


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                       SUPPLEMENT DATED MARCH 16, 1998 TO
                         PROSPECTUS DATED MARCH 9, 1998



PROPOSAL TO MAKE FUNDAMENTAL INVESTMENT RESTRICTIONS OF ALL PORTFOLIOS NONFUNDAMENTAL

      Shareholders of each Portfolio of Principal Preservation Portfolios, Inc. ("Principal Preservation") will be asked to consider a proposal to change their Portfolio's fundamental investment restrictions so that they would become nonfundamental. Currently, virtually all of each Portfolio's investment restrictions are fundamental, meaning they can be changed only with the approval of the shareholders of the Portfolio. If these investment restrictions were made nonfundamental, the Board of Directors would be able to modify or eliminate any one or more of the investment restrictions without first obtaining approval from the shareholders of the affected Portfolio.

      The Board of Directors has no present intention to modify or eliminate any of the investment restrictions of any of the Portfolios in the foreseeable future. Rather, the proposal is designed to provide greater flexibility to the Board of Directors to change or eliminate any of these investment restrictions should presently unforeseen market or economic developments or changes in laws and regulations make it desirable to do so, without having to incur costs and delays associated with the calling and holding of special meetings to obtain required shareholder approvals.

      The Board of Directors has called a special meeting of the shareholders of each Portfolio to consider and vote upon this proposal in mid May, 1998. Proxy materials soliciting shareholder approval of this proposal are being prepared, and it is anticipated those proxy materials will be mailed to shareholders in early April, 1998. If shareholders of any Portfolio reject this proposal, the Portfolio's investment restrictions will remain fundamental, meaning they could not be changed or eliminated at a later date without approval by the shareholders of the Portfolio.


FIRSTAR TRUST COMPANY TO SERVE AS CUSTODIAN

      Principal Preservation has retained Firstar Trust Company to serve as custodian of the assets of each Portfolio of Principal Preservation effective March 30, 1998.

      Principal Preservation presently serves as a self-custodian subject to provisions of the Investment Company Act of 1940 (the "1940 Act") permitting such an arrangement. Those provisions require, among other things, that a mutual fund serving as a self-custodian must deposit its investment securities and other assets in the safekeeping of a financial institution meeting specified requirements. B.C. Ziegler and Company serves as Principal Preservation's Depository.

      The pending change was precipitated by B.C. Ziegler and Company's announcement that, as a result of certain changes it is making in its business operations, it will be unable to continue serving as Depository for Principal Preservation. Principal Preservation's Board of Directors instructed management to investigate alternatives available for the custody and safekeeping of each Portfolio's assets. Management contacted and interviewed various qualified custodians, and arranged for finalists to make presentations and submit proposals to the Board of Directors. Based on the presentations, proposals and other information provided to the Board of Directors, the Board of Directors selected Firstar Trust Company from the finalists.

      The fees that Principal Preservation negotiated with Firstar Trust Company for its custodial services compare favorably to the fees that Principal Preservation presently pays to B.C. Ziegler and Company in its capacity as Depository. Accordingly, it is not expected that this change will have a material effect on the total expenses or the operating expense ratios of the Portfolios.


DIVIDEND ACHIEVERS PORTFOLIO - PENDING CHANGE IN INVESTMENT PROGRAM

      The Board of Directors of Principal Preservation approved a change in the investment program of the Dividend Achievers Portfolio which will take effect on June 1, 1998. This pending change will redefine the investment criteria of the Dividend Achievers Portfolio, so that the universe of stocks meeting the criteria will more closely correlate with stocks that the Dividend Achievers Portfolio considers appropriate to achieve its investment objective. That objective is to obtain capital appreciation and income through investment in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

      To achieve its objective, the Dividend Achievers Portfolio presently limits its investments to the common stocks of companies that have increased their payment of cash dividends annually for at least eight of the past ten calendar years, and have a compounded annual dividend growth of at least 10%
per year over a five-year period. As of December 31, 1997, approximately 210 companies traded on the New York or American Stock Exchange or listed on the NASDAQ Stock Market met these criteria. This universe of issuers includes a significant number of companies with market capitalizations smaller than $2.0 billion. These smaller companies typically demonstrate greater price volatility and tend to skew the performance of the universe overall. Because of the lack of price stability and other risks associated with investments in smaller companies, the Dividend Achievers Portfolio typically has not invested in stocks of companies with market capitalizations less than $2.0 billion. The Board of Directors therefore determined, on the advice of Ziegler Asset Management, Inc. (the "Advisor"), to revise the investment criteria of the Dividend Achievers Portfolio so as to generate a universe of stocks more appropriate to achieving the Dividend Achievers Portfolio's investment objective.

      Effective June 1, 1998, the Dividend Achievers Portfolio generally will invest in stocks of companies that meet the following criteria: have market capitalizations in excess of $2.0 billion; have increased dividends in at least four of the past five years; and have demonstrated a five-year dividend growth rate which exceeds the five-year average dividend growth rate of the S&P 500 Index by at least 20%. There were approximately 280 companies meeting these criteria as of December 31, 1997. In making its decision to modify the Dividend Achievers investment program, the Board of Directors noted that this new universe of stocks outperformed the current universe in four of the past five calendar years. Of course, past performance is no indication of future performance. Moreover, the performance of the Dividend Achievers Portfolio will continue to be dependent upon the ability of the Advisor to select stocks that perform well relative to this new universe and the stock market generally.

DIVIDEND ACHIEVERS PORTFOLIO - PENDING CHANGE IN INVESTMENT ADVISOR

      Mr. R. D. Ziegler, the present portfolio manager of the Dividend Achievers Portfolio, has expressed his desire to retire from this position effective June 1, 1998. On and after that date, the Dividend Achievers Portfolio will be managed by an investment committee of two, consisting of Mr. Jay Ferrara and Mr. Marc Dion. Mr. Ferrara is Vice President - Portfolio Manager and Analyst for the Advisor, and also serves as Assistant Vice President of B.C. Ziegler and Company. Mr. Ferrara has more than 12 years of experience in the mutual fund industry. Prior to joining Principal Preservation, he served as Senior Portfolio Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Dion is a certified financial analyst and Vice President and Chief Investment Officer of the Advisor. He has more than ten years of investment experience.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                   FORM N1-A

                             CROSS-REFERENCE SHEET
                            -----------------------

FORM N-1A
ITEM NO.                                              PROSPECTUS HEADING
-------                                               -------------------

     PART A

1.   Cover Page..............................Cover Page

2.   Synopsis................................Questions and Answers; Expenses

3.   Condensed Financial Information.........Financial Highlights

4.   General Description of
      Registrant.............................Questions and Answers; Investment
                                             Objectives; Investment Program;
                                             Special Considerations; Description
                                             of Shares; March 16, 1998
                                             Prospectus Supplement

5.   Management of the Fund..................Management; Determination of Net
                                             Asset Value Per Share; Other
                                             Information; March 16, 1998
                                             Prospectus Supplement

5A.  Management's Discussion of Fund
      Performance............................Incorporated from Registrant's 1997
                                             Annual Report to Shareholders

6.   Capital Stock and Other
      Securities.............................Redemptions; Dividends, Capital
                                             Gains Distributions and
                                             Reinvestments; Tax Status;
                                             Description of Shares

7.   Purchase of Securities Being
      Offered................................Purchase of Shares; Determination
                                             of Net Asset Value Per Share;
                                             Redemptions; Distribution Expenses

8.   Redemption or Repurchase................Redemptions

9.   Pending Legal Proceedings...............None
     PART B

10.  Cover Page..............................Cover Page

11.  Table of Contents.......................Table of Contents

12.  General Information and History.........N/A

13.  Investment Objectives and Policies......Investment Program; Investment
                                             Restrictions; March 16, 1998
                                             Prospectus Supplement

14.  Management of the Fund..................Management of Principal
                                             Preservation

15.  Control Persons and Principal
      Holders of Securities..................Control Persons and Principal
                                             Holders of Securities

16.  Investment Advisory and
      Other Services.........................Management of Principal
                                             Preservation; March 16, 1998
                                             Prospectus Supplement

17.  Brokerage Allocation and
      Brokerage..............................Portfolio Transactions and
                                             Brokerage

18.  Capital Stock and Other
      Securities.............................Determination of Net Asset Value
                                             Per Share; Tax Status

19.  Purchase, Redemption and Pricing
      of Securities Being Offered............Determination of Net Asset Value
                                             Per Share; Purchase of Shares;
                                             Distribution Expenses

20.  Tax Status..............................Tax Status

21.  Underwriters............................Purchase of Shares; Distribution
                                             Expenses; Management of Principal
                                             Preservation

22.  Calculation of Performance Data.........Performance Information; Portfolio
                                             Ratings

23.  Financial Statements....................Financial Statements